SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 5, 2001

                       LIGAND PHARMACEUTICALS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


         000-20720                                        77-0160744
 (Commission File Number)                   (I.R.S. Employer Identification No.)

       10275 SCIENCE CENTER DRIVE,
          SAN DIEGO, CALIFORNIA                           92121-1117
(Address of principal executive offices)                  (Zip Code)

                   (858) 550-7500
(Registrant's telephone number, including area code)




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ITEM 5.    Other Events.

     Attached hereto is a press release issued by the registrant on January 8, 2001.

ITEM 7.    Financial and Exhibits

           C. EXHIBITS

           EXHIBIT NO.                 DESCRIPTION
           99.1                        Press Release, dated January 8, 2001


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned.


                                      LIGAND PHARMACEUTICALS INCORPORATED




Date :  January 8, 2001               By:      By:/s/PAUL V. MAIER
                                      ----------------------------------------
                                      Name:    Paul V. Maier
                                      Title:   Senior Vice President,
                                               Chief Financial Officer




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